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                                                                  EXHIBIT 10.20


                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

                                    BETWEEN

                          BRISTOL-MYERS SQUIBB COMPANY

                                      AND

          THE SALK INSTITUTE BIOTECHNOLOGY/INDUSTRIAL ASSOCIATES, INC.


                                AUGUST 10, 1995
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                               TABLE OF CONTENTS


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
SECTION 1     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.
              1.1     "Affiliate"  . . . . . . . . . . . . . . . . . . . . . . .   1.
              1.2     "Agreement"  . . . . . . . . . . . . . . . . . . . . . . .   1.
              1.3     "APP"  . . . . . . . . . . . . . . . . . . . . . . . . . .   2.
              1.4     "BMS Assay Technology" . . . . . . . . . . . . . . . . . .   2.
              1.5     "BMS Compound" . . . . . . . . . . . . . . . . . . . . . .   2.
              1.6     "BMS Know-How" . . . . . . . . . . . . . . . . . . . . . .   2.
              1.7     "BMS Patent Rights"  . . . . . . . . . . . . . . . . . . .   2.
              1.8     "Collaboration"  . . . . . . . . . . . . . . . . . . . . .   2.
              1.9     "Collaboration Compound" . . . . . . . . . . . . . . . . .   2.
              1.10    "Collaboration Patent Rights"  . . . . . . . . . . . . . .   2.
              1.11    "Compound" . . . . . . . . . . . . . . . . . . . . . . . .   2.
              1.12    "Confidential Information" . . . . . . . . . . . . . . . .   3.
              1.13    "Control"  . . . . . . . . . . . . . . . . . . . . . . . .   3.
              1.14    "Excluded Compounds" . . . . . . . . . . . . . . . . . . .   3.
              1.15    "FDA"  . . . . . . . . . . . . . . . . . . . . . . . . . .   3.
              1.16    "Field"  . . . . . . . . . . . . . . . . . . . . . . . . .   3.
              1.17    "First Commercial Sale"  . . . . . . . . . . . . . . . . .   3.
              1.18    "Invention"  . . . . . . . . . . . . . . . . . . . . . . .   3.
              1.19    "IOC"  . . . . . . . . . . . . . . . . . . . . . . . . . .   3.
              1.20    "Know-How" . . . . . . . . . . . . . . . . . . . . . . . .   3.
              1.21    "Lead Compound"  . . . . . . . . . . . . . . . . . . . . .   3.
              1.22    "NDA"  . . . . . . . . . . . . . . . . . . . . . . . . . .   4.
              1.23    "Net Sales"  . . . . . . . . . . . . . . . . . . . . . . .   4.
              1.24    "Patent Rights"  . . . . . . . . . . . . . . . . . . . . .   4.
              1.25    "PLP"  . . . . . . . . . . . . . . . . . . . . . . . . . .   4.
              1.26    "Product"  . . . . . . . . . . . . . . . . . . . . . . . .   4.
              1.27    "Research" . . . . . . . . . . . . . . . . . . . . . . . .   4.
              1.28    "Research Term"  . . . . . . . . . . . . . . . . . . . . .   4.
              1.29    "Royalty Term" . . . . . . . . . . . . . . . . . . . . . .   4.
              1.30    "SIBIA Assay Technology" . . . . . . . . . . . . . . . . .   5.
              1.31    "SIBIA Compound" . . . . . . . . . . . . . . . . . . . . .   5.
              1.32    "SIBIA Know-How" . . . . . . . . . . . . . . . . . . . . .   5.
              1.33    "SIBIA Patent Rights"  . . . . . . . . . . . . . . . . . .   5.
              1.34    "Steering Committee" . . . . . . . . . . . . . . . . . . .   5.
              1.35    "Third Party"  . . . . . . . . . . . . . . . . . . . . . .   5.
              1.36    "Valid Claim"  . . . . . . . . . . . . . . . . . . . . . .   5.
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SECTION 2     RESEARCH COLLABORATION . . . . . . . . . . . . . . . . . . . . . .  5.
              2.1     Scope of Collaboration . . . . . . . . . . . . . . . . . .  5.
              2.2     Exclusivity  . . . . . . . . . . . . . . . . . . . . . . .  6.
              2.3     New Directions . . . . . . . . . . . . . . . . . . . . . .  6.
              2.4     Extension of Research Term . . . . . . . . . . . . . . . .  6.

SECTION 3     STEERING COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . .  6.
              3.1     Formation of Steering Committee  . . . . . . . . . . . . .  6.
              3.2     Meetings of Steering Committee . . . . . . . . . . . . . .  7.
              3.3     Decision-Making Process  . . . . . . . . . . . . . . . . .  7.

SECTION 4     CONDUCT OF RESEARCH . . . .  . . . . . . . . . . . . . . . . . . .  7.
              4.1     Research . . . . . . . . . . . . . . . . . . . . . . . . .  7.
              4.2     Research Efforts . . . . . . . . . . . . . . . . . . . . .  7.
              4.3     Availability of Resources  . . . . . . . . . . . . . . . .  8.
              4.4     Disclosure; Reports  . . . . . . . . . . . . . . . . . . .  8.
              4.5     Academic Collaborations  . . . . . . . . . . . . . . . . .  8.

SECTION 5     DEVELOPMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.
              5.1     Development Activities . . . . . . . . . . . . . . . . . .  8.
              5.2     Diligence  . . . . . . . . . . . . . . . . . . . . . . . .  9.
              5.3     Abandoned Compounds  . . . . . . . . . . . . . . . . . . .  9.

SECTION 6     GRANT OF LICENSES  . . . . . . . . . . . . . . . . . . . . . . . . 10.
              6.1     Research Licenses  . . . . . . . . . . . . . . . . . . . . 10.
              6.2     Commercialization License  . . . . . . . . . . . . . . . . 10.
              6.3     Licenses to Assay Technology . . . . . . . . . . . . . . . 10.
              6.4     Grant of Rights to Abandoned Compounds . . . . . . . . . . 10.
              6.5     Sublicenses  . . . . . . . . . . . . . . . . . . . . . . . 11.
              6.6     Co-Promotion Rights  . . . . . . . . . . . . . . . . . . . 11.
              6.7     Right of First Negotiation . . . . . . . . . . . . . . . . 12.
              6.8     SIBIA Commercialization License  . . . . . . . . . . . . . 13.

SECTION 7     PAYMENT OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . 13.
              7.1     Research Funding . . . . . . . . . . . . . . . . . . . . . 13.
              7.2     License Fee  . . . . . . . . . . . . . . . . . . . . . . . 14.
              7.3     Milestone Payments . . . . . . . . . . . . . . . . . . . . 14.
              7.4     Royalties  . . . . . . . . . . . . . . . . . . . . . . . . 15.
              7.5     Credit for Third Party Royalties . . . . . . . . . . . . . 15.
              7.6     Equity Investment  . . . . . . . . . . . . . . . . . . . . 15.
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SECTION 8     PAYMENT; RECORDS; AUDITS  .. . . . . . . . . . . . . . . . . . . . 16.
              8.1     Payment; Reports . . . . . . . . . . . . . . . . . . . . . 16.
              8.2     Exchange Rate; Manner and Place of Payment . . . . . . . . 16.
              8.3     Late Payments  . . . . . . . . . . . . . . . . . . . . . . 16.
              8.4     Records and Audit  . . . . . . . . . . . . . . . . . . . . 16.
              8.5     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . 16.

SECTION 9     PATENT RIGHTS AND INFRINGEMENT . . . . . . . . . . . . . . . . . . 17.
              9.1     Patentable Inventions  . . . . . . . . . . . . . . . . . . 17.
              9.2     Prosecution and Maintenance of Patent Rights . . . . . . . 17.
              9.3     Infringement By Third Parties  . . . . . . . . . . . . . . 17.
              9.4     Infringement Of Third Party Rights . . . . . . . . . . . . 18.
              9.5     Infringement Outside the Field . . . . . . . . . . . . . . 18.

SECTION 10    CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . 19.
              10.1    Nondisclosure  . . . . . . . . . . . . . . . . . . . . . . 19.
              10.2    Exceptions . . . . . . . . . . . . . . . . . . . . . . . . 19.
              10.3    Financial Terms  . . . . . . . . . . . . . . . . . . . . . 19.
              10.4    Publications . . . . . . . . . . . . . . . . . . . . . . . 19.

SECTION 11    REPRESENTATIONS, WARRANTIES AND COVENANTS  . . . . . . . . . . . . 20.
              11.1    Corporate Power  . . . . . . . . . . . . . . . . . . . . . 20.
              11.2    Due Authorization  . . . . . . . . . . . . . . . . . . . . 20.
              11.3    Binding Agreement  . . . . . . . . . . . . . . . . . . . . 20.
              11.4    Disclaimer of Warranties . . . . . . . . . . . . . . . . . 20.
              11.5    Mutual Indemnification . . . . . . . . . . . . . . . . . . 21.

SECTION 12    TERM AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . 21.
              12.1    Term . . . . . . . . . . . . . . . . . . . . . . . . . . . 21.
              12.2    Termination By Mutual Agreement  . . . . . . . . . . . . . 21.
              12.3    Termination for Cause  . . . . . . . . . . . . . . . . . . 21.
              12.4    Termination upon Acquisition . . . . . . . . . . . . . . . 21.
              12.5    Effect of Expiration or Termination  . . . . . . . . . . . 22.

SECTION 13    PUBLICITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22.
              13.1    Publicity Review . . . . . . . . . . . . . . . . . . . . . 22.
              13.2    Standards  . . . . . . . . . . . . . . . . . . . . . . . . 22.

SECTION 14    DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . . . . . . . . 23.
              14.1    Disputes . . . . . . . . . . . . . . . . . . . . . . . . . 23.
              14.2    Dispute Resolution Procedures  . . . . . . . . . . . . . . 23.
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SECTION 15    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . 24.
              15.1    Assignment . . . . . . . . . . . . . . . . . . . . . . . . 24.
              15.2    Force Majeure  . . . . . . . . . . . . . . . . . . . . . . 24.
              15.3    Payment in U.S. Dollars  . . . . . . . . . . . . . . . . . 24.
              15.4    Retained Rights  . . . . . . . . . . . . . . . . . . . . . 24.
              15.5    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . 25.
              15.6    Governing Law  . . . . . . . . . . . . . . . . . . . . . . 25.
              15.7    Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . 25.
              15.8    Severability . . . . . . . . . . . . . . . . . . . . . . . 25.
              15.9    Independent Contractors  . . . . . . . . . . . . . . . . . 26.
              15.10   Counterparts . . . . . . . . . . . . . . . . . . . . . . . 26.
              15.11   Entire Agreement . . . . . . . . . . . . . . . . . . . . . 26.

EXHIBITS
- --------

  A           Research Plan

  B           Stock Purchase Agreement

SCHEDULES
- ---------

   I.         BMS Compounds

   II.        SIBIA Compounds
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                                      iv.
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                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

         THIS AGREEMENT is entered into as of August 10, 1995 (the "Effective Date"), by and between BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation having offices at Route 206 & Province Line Road, P.O. Box 4000, Princeton, New Jersey 08543-4000 ("BMS"), and THE SALK INSTITUTE BIOTECHNOLOGY/INDUSTRIAL ASSOCIATES, INC., a Delaware corporation having offices at 505 Coast Boulevard South, Suite 300, La Jolla, California 92037-4641 ("SIBIA").

         WHEREAS, SIBIA possesses substantial scientific and technical proprietary technology and resources relating to the discovery of drug candidates for the treatment of Alzheimer's disease, cerebral amyloidosis and other neurodegenerative disorders acting through modulation of APP (which term is defined below) processing; and

         WHEREAS, BMS possesses substantial scientific and technical proprietary technology and resources relating to the discovery, development and commercialization of drug candidates for the treatment of Alzheimer's disease, cerebral amyloidosis and other neurodegenerative disorders acting through modulation of APP processing; and

         WHEREAS, the parties desire to establish a broad collaborative relationship to develop and commercialize novel products for the treatment Alzheimer's disease, cerebral amyloidosis and other neurodegenerative disorders related to APP metabolism.

         NOW, THEREFORE, the parties agree as follows:

SECTION 1        DEFINITIONS

         As used herein, the following terms shall have the following meanings:

         1.1 "AFFILIATE" means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which owns, is owned by or is under common ownership with a party. For the purposes of this definition, the term "owns" (including, with correlative meanings, the terms "owned by" and "under common ownership with") as used with respect to any party, shall mean the possession (directly or indirectly) of at least 51% of the outstanding voting securities of a corporation or comparable equity interest in any other type of entity (or such lesser percentage which is the maximum allowed to be possessed in a particular jurisdiction).

         1.2 "AGREEMENT" means the present agreement together with all appendices and schedules.





                                       1.
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         1.3     "APP" means amyloid precursor protein and/or fragments thereof generated by the processing of APP.

         1.4 "BMS ASSAY TECHNOLOGY" means the APP assay systems, technology and reagents included in the BMS Patent Rights and BMS Know-How.

         1.5 "BMS COMPOUND" means any Compound identified by BMS prior to the Effective Date, and including without limitation the Compounds shown on
Schedule I hereto as well as any other Compounds that were conceived by BMS and its Affiliates prior to the Effective Date in its APP research program as evidenced by laboratory notebooks.

         1.6 "BMS KNOW-HOW" means Know-How which (a) BMS or a BMS Affiliate discloses to SIBIA under this Agreement and (b) is at the Effective Date or during the Research Term within the Control of BMS or a BMS Affiliate (including, without limitation, all Know-How relating to the BMS Assay Technology).

         1.7 "BMS PATENT RIGHTS" means all Patent Rights Controlled by BMS or an Affiliate of BMS (excluding Collaboration Patent Rights) necessary or appropriate for the full exploitation of the Field, where such Patent Rights cover (a) inventions made prior to the Effective Date of this Agreement, (b) inventions made solely by employees or agents of BMS or an Affiliate of BMS after the Effective Date and prior to the end of the Research Term, or (c) inventions which come under the Control of BMS or its Affiliates after the Effective Date and prior to the end of the Research Term (including, without limitation, all Patent Rights covering the BMS Assay Technology).

         1.8 "COLLABORATION" means the activities, rights and obligations of SIBIA and BMS encompassed in their relationship in accordance with the terms and conditions of this Agreement.

         1.9 "COLLABORATION COMPOUND" means any Compound that is identified by either party (separately or jointly), or by a Third Party and acquired by either or both of the parties at the direction of the Steering Committee, during the Research Term.

         1.10 "COLLABORATION PATENT RIGHTS" means all Patent Rights that claim or cover inventions (to the extent any such inventions are necessary or appropriate for the full exploitation of the Field) (a) made jointly (as determined in accordance with the rules of inventorship under United States patent law) by employees or agents of SIBIA or BMS or one of their respective Affiliates in connection with activities conducted pursuant to the Research Plan or (b) which come under the common Control of SIBIA or one of its Affiliates, on the one hand, and BMS or one of its Affiliates, on the other hand, prior to the end of the Research Term.

         1.11 "COMPOUND" means any compound or agent that, acting through modulation of the processing of APP, either:





                                       2.

         (a) affects the levels of APP,
         (b) replaces or mimics the desirable properties of APP, or
         (c) removes or minimizes the detrimental properties of the degradation products of APP,

but excluding Compounds that employ the use of gene therapy and antisense methods.

         1.12 "CONFIDENTIAL INFORMATION" means all information and materials received by either party from the other party pursuant to this Agreement and all information and materials developed in the course of the Collaboration, including, without limitation, Know-How of each party, subject to the exceptions set forth in Section 10.2.

         1.13 "CONTROL" means possession of the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement with or other arrangement with any Third Party.

         1.14    "FDA" means the United States Food and Drug Administration.

         1.15 "FIELD" means the use of any Compound, and the practice of the BMS Assay Technology and the SIBIA Assay Technology to identify any Compound, for the prevention or treatment of Alzheimer's disease, cerebral amyloidosis, and other neurodegenerative disorders related to APP metabolism.

         1.16 "FIRST COMMERCIAL SALE" of a Product shall mean the first sale for use or consumption of such Product in a country after required marketing and pricing approval has been granted by the governing health regulatory authority of such country. Sale to an Affiliate or sublicensee shall not constitute a First Commercial Sale unless the Affiliate or sublicensee is the end user of the Product.

         1.17 "INVENTION" means any discovery or invention made during the course of the Research.

         1.18    "IOC" has the meaning set forth in Section 3.1(b).

         1.19 "KNOW-HOW" means techniques, data, materials and chemicals relating to the Field, including, without limitation, inventions, techniques, practices, methods, knowledge, know-how, skill, experience, test data, including pharmacological, toxicological and clinical test data, analytical and quality control data, patent and legal data or descriptions, and marketing, sales and manufacturing data.

         1.20 "LEAD COMPOUND" means any BMS Compound, SIBIA Compound or Collaboration Compound showing potential therapeutic activity in a cellular or animal model relevant to the Field and selected for development by the Steering Committee in accordance with Section 3.1.





                                       3.

         1.21 "NDA" means a New Drug Application or Product License Application, as appropriate, and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning Products which are necessary for or included in FDA approval to market a Product, or the equivalent application in any other country.

         1.22 "NET SALES" shall mean the gross amounts invoiced for sales of products subject to royalties under this Agreement by a party, its Affiliates or sublicensees, as applicable, to unrelated Third Parties, less (a) discounts and rebates actually granted, (b) credits or allowances actually granted upon claims, damaged goods, rejections or returns of a product, including recalls,
(c) freight, postage shipping and insurance charges actually allowed or paid for delivery of product, to the extent billed and (d) taxes, duties or other governmental charges (other than income taxes) levied on, absorbed or otherwise imposed on sale of products.

         1.23 "PATENT RIGHTS" means all rights existing during or after the term of this Agreement under (a) patents (including inventor's certificates) that include one or more Valid Claims, including without limitation any substitution, extension, registration, confirmation, reissue, re-examination, renewal or the like and (b) pending applications for patents, including without limitation any continuation, division or continuation-in-part thereof and any provisional applications.

         1.24 "PLP" means a data package, termed a Preclinical Lead Profile, that describes a particular Lead Compound and is presented to BMS' Pharmaceutical Research Institute Operating Committee in accordance with its procedures, approval of which is necessary for such Lead Compound to be put on a development track.

         1.25 "PRODUCT" means any form or dosage of a Compound for use in the Field discovered or identified using any method the use or practice of which is covered by one or more of SIBIA Patent Rights, SIBIA Know-How, BMS Patent Rights, BMS Know-How or Collaboration Patent Rights, or the manufacture, use or sale of which is otherwise covered by one or more of SIBIA Patent Rights, SIBIA Know-How, BMS Patent Rights, BMS Know-How or Collaboration Patent Rights.

         1.26 "RESEARCH" means all work of BMS and SIBIA in the Field during the Research Term.

         1.27 "RESEARCH TERM" means the period commencing on the Effective Date and ending on the fourth anniversary of the Effective Date, subject to extension under Section 2.3.

         1.28 "ROYALTY TERM" means, in the case of any Product, in any country, the period of time commencing on the First Commercial Sale and ending upon the fifth anniversary of the later of (a) 10 years from the date of First Commercial Sale in such country; or (b) the term of the last to expire covering patent in that country included in the BMS Patent Rights, the SIBIA Patent Rights or the Collaboration Patent Rights.





                                       4.

         1.29 "SIBIA ASSAY TECHNOLOGY" means the APP assay systems, technology and reagents included in the SIBIA Patent Rights and SIBIA Know-How, exclusive of SIBIA's high throughput functional screening technology.

         1.30 "SIBIA COMPOUND" means any Compound identified by SIBIA prior to the Effective Date, and including without limitation the Compounds shown on
Schedule II hereto as well as any other Compounds that were conceived by SIBIA and its Affiliates prior to the Effective Date in its APP research program as evidenced by laboratory notebooks.

         1.31 "SIBIA KNOW-HOW" means Know-How which (a) SIBIA or a SIBIA Affiliate discloses to BMS under this Agreement and (b) is at the Effective Date or during the Research Term within the Control of SIBIA or a SIBIA Affiliate (including, without limitation, all Know-How relating to the SIBIA Assay Technology).

         1.32 "SIBIA PATENT RIGHTS" means all Patent Rights Controlled by SIBIA or an Affiliate of SIBIA (excluding Collaboration Patent Rights) necessary or appropriate for the full exploitation of the Field, where such Patent Rights cover (a) inventions made prior to the Effective Date of this Agreement, (b) inventions made solely by employees or agents of SIBIA or an Affiliate of SIBIA after the Effective Date and prior to the end of the Research Term, or (c) inventions which come under the Control of SIBIA or its Affiliates after the Effective Date and prior to the end of the Research Term (including, without limitation, all Patent Rights covering the SIBIA Assay Technology).

         1.33 "STEERING COMMITTEE" means a committee of SIBIA and BMS employees as described in Section 3 below.

         1.34 "THIRD PARTY" means any entity other than SIBIA or BMS or an Affiliate or sublicensee of SIBIA or BMS.

         1.35 "VALID CLAIM" means a claim of an issued patent which claim has not lapsed, been canceled or become abandoned and has not been declared invalid by an unreversed and unappealable decision or judgment of a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.


SECTION 2        RESEARCH COLLABORATION

         2.1 SCOPE OF COLLABORATION. BMS and SIBIA will conduct the Research on a collaborative basis with the goal of further characterization and development of existing Lead Compounds and identification of additional Lead Compounds that are suitable for development into Products for commercialization and to conduct preclinical development and clinical trials for such Lead Compounds.





                                       5.
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         2.2     EXCLUSIVITY.  During the Research Term, neither SIBIA nor BMS, nor any of their Affiliates, shall enter into any agreement with any sublicensee or Third Party which provides for the conduct or funding of research, development or commercialization of products directed toward the Field. Nothing herein shall limit the ability of the parties to enter into agreements with contract research organizations and similar entities for the performance of Research activities in the ordinary course of their respective businesses.

         2.3 NEW DIRECTIONS. The parties agree that any new direction or approach not previously contemplated by the Research Plan (see Section 4.1) and outside the scope of the Field can be brought to the attention of the Steering Committee by either party for possible inclusion in the Collaboration. The Steering Committee may desire to change the scope of the Field in response to such proposals, and the parties will then discuss a mutually acceptable written amendment to this Agreement to accommodate such change.

         2.4 EXTENSION OF RESEARCH TERM. The Research Term shall commence on the Effective Date and shall continue at least until the fourth anniversary of the Effective Date. Not fewer than 180 days prior to the fourth anniversary of the Effective Date, each party shall inform the other whether it wishes to continue the Research. If both parties wish to continue the Research, the parties shall negotiate in good faith mutually acceptable terms.


SECTION 3        STEERING COMMITTEE

         3.1     FORMATION OF STEERING COMMITTEE.

                 (a) The Research will be managed by the Steering Committee comprised of an equal number of members appointed by each of BMS and SIBIA. Either party may appoint substitute or replacement members of the Steering Committee to serve as their representatives. The initial members of the Steering Committee will be appointed by the parties within 30 days following the Effective Date. The Steering Committee shall have the responsibility and authority to (a) plan and monitor the Research, (b) assign tasks and responsibilities under the Research Plan to BMS and SIBIA, respectively, (c) review and modify the Research Plan, as it shall deem appropriate to achieve the parties' objectives under this Agreement, and (d) designate SIBIA Compounds, BMS Compounds and Collaboration Compounds as Lead Compounds and back-ups to Lead Compounds, and (e) change any Lead Compound in development in its discretion until such time as any such Lead Compound is approved, if at all, as a PLP Candidate.

                 (b) It is understood that BMS has a formal process for approving a compound for development so that appropriate resources are ensured to create all information necessary for an Investigational New Drug Application filing. This process involves the preparation of a PLP, and its presentation and approval by the BMS Pharmaceutical Research Institute Operating Committee ("IOC"). Designation of a Lead Compound by the Steering Committee shall not obligate BMS to prepare a PLP for the Lead Compound, or present it to the IOC, or obligate the





                                       6.

                        CONFIDENTIAL TREATMENT REQUESTED

IOC to approve it. Such decisions shall be wholly within the discretion and control of BMS both as to which, if any, Lead Compounds shall become PLP candidates and as to which, if any, PLPs shall be approved by the IOC.

         3.2 MEETINGS OF STEERING COMMITTEE. The Steering Committee will initially meet at least six times per year at locations and times to be determined by the Steering Committee, with the intent of meeting at alternating locations in La Jolla, California and Wallingford, Connecticut or Princeton, New Jersey, with each party to bear all travel and related costs for its members.

         3.3 DECISION-MAKING PROCESS. Each member of the Steering Committee shall have one vote, and decisions by the Steering Committee shall be made by a majority vote. Any disagreement among members of the Steering Committee will be resolved within the Steering Committee based on the efficient achievement of the objectives of the Agreement. Any disagreement which cannot be resolved by a majority vote of the Steering Committee shall be referred to the appropriate officers of SIBIA and BMS for resolution under Section 14. It is the intent of the parties to resolve issues through the Steering Committee whenever possible and to refer issues to the officers of SIBIA and BMS only when resolution through the Steering Committee cannot be achieved.


SECTION 4        CONDUCT OF RESEARCH

         4.1 RESEARCH. The parties agree that the Research shall be conducted in accordance with the initial Research Plan attached hereto as Exhibit A, as such Research Plan may be amended from time to time in writing by the Steering Committee. The parties currently expect that, under the Research Plan, BMS will have primary responsibility for Research relating to ********************************* and the clinical development of all Lead Compounds, and that SIBIA will have primary responsibility for Research relating to **********************.

         4.2 RESEARCH EFFORTS. Each party shall use commercially reasonable and diligent efforts (as defined below) to perform its responsibilities under the Research Plan. In particular, BMS will provide Research funding to SIBIA pursuant to Section 7.1 in each year during the Research Term to support a team of ** appropriately qualified scientists (measured on a full time equivalent basis) at SIBIA in accordance with the Research Plan and to enable the purchase of capital equipment and the support of academic collaborations directly related to the Collaboration. Except as expressly provided in Section 7.1, or as agreed from time to time by the parties, each of BMS and SIBIA will bear all of its own expenses incurred in connection with the Research. As used herein, the term "commercially reasonable and diligent efforts" will mean, unless the parties agree otherwise, those efforts consistent with the exercise of prudent scientific and business judgment, as applied to other products of similar scientific and commercial potential within the relevant product lines of the parties.





                                       7.

         4.3 AVAILABILITY OF RESOURCES. Each party will maintain laboratories, offices and all other facilities necessary to carry out the Research. Each party agrees to make its employees and non-employee consultants reasonably available at their respective places of employment to consult with the other party on issues arising during the Collaboration and in connection with any request from any regulatory agency, including, without limitation, regulatory, scientific, technical and clinical testing issues. Representatives of SIBIA and BMS may, upon reasonable notice and at times reasonably acceptable to the other party (a) visit the facilities where the Collaboration is being conducted; and (b) consult informally, during such visits and by telephone, with personnel of the other party performing work on the Collaboration.

         4.4 DISCLOSURE; REPORTS. During the Research Term, BMS and SIBIA will make available and, upon request, disclose to each other all Know-How, including Know-How regarding Compounds discovered or synthesized by BMS or SIBIA, known by BMS or SIBIA concerning the Field or otherwise in the course of the Collaboration for use in accordance with this Agreement. All Know-How which is significant will be disclosed to the other party promptly after it is learned or its significance is appreciated. The parties will exchange reports quarterly presenting a meaningful summary of their Research. In addition, each party will make summary presentations of Research progress at each meeting of the Steering Committee[, and the parties will conduct a formal Research review on a semi-annual basis, once at BMS and once at SIBIA during each year]. Each party will also communicate informally and through the Steering Committee to inform the other of Research done under this Agreement. Each party will provide the other with raw data in original form or photocopies thereof for any and all work carried out under this Agreement as reasonably requested by the other party hereto.

         4.5 ACADEMIC COLLABORATIONS. Each party agrees that, prior to entering into any collaboration with an academic institution regarding technology or compounds that would become part of the Collaboration, such party shall notify the Steering Committee of the principal terms of such collaboration and shall obtain the written approval of the Steering Committee prior to entering into such collaboration.


SECTION 5        DEVELOPMENT

         5.1 DEVELOPMENT ACTIVITIES. BMS will establish a Project Working Group for the development of each Lead Compound for which a PLP is approved by BMS, and SIBIA shall be entitled to appoint one representative to the Project Working Group for each such Lead Compound. All preclinical and clinical development necessary or appropriate for the registration of such Lead Compounds shall be conducted by BMS. BMS will keep SIBIA informed of the progress of development of each such Lead Compound, and SIBIA may provide input with respect to development matters, as appropriate. BMS will consider the recommendations of the Steering Committee in the selection of Lead Compounds as PLP candidates and in any consideration as to whether to terminate development of any Lead Compound for which a PLP has previously been approved, but the ultimate decision with respect thereto will reside with BMS and will be based





                                       8.

on those criteria applied to BMS's internal compounds under consideration for and/or in development, and blind as to whether such compounds are SIBIA Compounds, BMS Compounds or Collaboration Compounds. The expenses of all preclinical and clinical development of any particular compound shall be paid by BMS.

         5.2 DILIGENCE. BMS shall use commercially reasonable and diligent efforts (as defined in Section 4.2 above) to evaluate each Lead Compound and develop those for which a PLP is approved and to commercialize each Product, taking into account the scientific and commercial potential for such Product. SIBIA may provide 90 days written notice to BMS if, in its opinion, BMS is not using commercially reasonable and diligent efforts, in order for the parties to discuss the situation and for BMS to make diligent and continuing efforts to rectify the situation during such 90 day period. In the event that the parties are unable to resolve their differences within such 90 day period, such dispute shall be submitted for resolution in accordance with Section 14.

         5.3     ABANDONED COMPOUNDS.

                 (a) At any time during the term of this Agreement, BMS may elect not to proceed with the development of any SIBIA Compound or Collaboration Compound for which a PLP was approved or with the marketing of any Product incorporating a SIBIA Compound or Collaboration Compound for which a PLP was approved. If BMS so decides or if BMS has undertaken no significant development activity for a period of 12 consecutive months on any such Compound, and any such SIBIA or Collaboration Compound is not otherwise under development or marketed by BMS for any indication not included within the Field, BMS shall provide SIBIA notice thereof. SIBIA shall have the first right of negotiation to obtain a license from BMS to develop and/or market such Compound or Product, as the case may be.

                 (b) If, at any time after the Research Term, BMS has conducted significant research, development, regulatory or marketing activities with respect to no BMS Compound, SIBIA Compound or Collaboration Compound, or Product incorporating any of same, for a period of 12 consecutive months, BMS shall provide SIBIA notice thereof. SIBIA shall have the first right of negotiation to obtain a license from BMS to develop and/or market any SIBIA Compound or Collaboration Compound or Product incorporating any of same, as the case may be.

                 (c) The first rights of negotiation granted under subsections (a) and (b) above shall be inoperative if, in the good faith reasonable judgment of BMS, the subject Compound(s) and/or Product(s) would compete substantially with any BMS Compound, SIBIA Compound or Collaboration Compound in development or on the market.

                 (d) Within 60 days of SIBIA's receipt of a notice under subsection (a) or (b) above, SIBIA shall notify BMS in writing of its interest in taking a license to any subject Compound or Product. If SIBIA does not so notify BMS of its interest, then BMS shall be under no further obligation toward SIBIA with respect to such Compound(s) or Product(s). If SIBIA does so notify BMS of its interest, then the parties shall negotiate in good faith for up to 120 days





                                       9.

from the date of BMS's receipt of SIBIA's notice. If the parties are unable to reach a mutually acceptable agreement, SIBIA may, prior to the end of the 120 day period, deliver to BMS a binding letter of intent signed by SIBIA. Thereafter, for a period of 12 months, BMS shall be entitled to consummate a transaction with any Third Party on terms that, when taken as a whole, are no less favorable to BMS than those contained in SIBIA's letter of intent. After such 12 month period, if BMS has not entered into a transaction with a Third Party, the parties will enter into good faith negotiations for the purpose of concluding a comprehensive agreement which incorporates the terms set forth in SIBIA's binding letter of intent.

SECTION 6        GRANT OF LICENSES

         6.1     RESEARCH LICENSES.

                 (a) SIBIA grants to BMS, during the Research Term, the exclusive, except as to SIBIA, paid-up worldwide license in the Field, with the right to grant sublicenses to Affiliates only, under the SIBIA Patent Rights, Collaboration Patent Rights and SIBIA Know-How to make and use methods and materials to carry out the Research.

                 (b) BMS grants to SIBIA, during the Research Term, the exclusive, except as to BMS, paid-up worldwide license in the Field, with the right to grant sublicenses to Affiliates only, under the BMS Patent Rights, Collaboration Patent Rights and BMS Know-How to make and use methods and materials to carry out the Research.

         6.2     COMMERCIALIZATION LICENSE.   Except with regard to the SIBIA
Assay Technology which is subject to the license set forth in Section 6.3(a) below, SIBIA hereby grants to BMS an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses subject to Section 6.5 below, under SIBIA Patent Rights, Collaboration Patent Rights and SIBIA Know-How, to develop, make, have made, use, offer for sale, sell and import Products.

         6.3     LICENSES TO ASSAY TECHNOLOGY.

                 (a) After the Research Term, SIBIA grants to BMS, with the right to grant sublicenses to Affiliates only, a non-exclusive, paid-up, worldwide license under the SIBIA Patent Rights and SIBIA Know-How, to use the SIBIA Assay Technology for the discovery and development of new Compounds.

                 (b) After the Research Term, BMS grants to SIBIA, with the right to grant sublicenses to Affiliates only, a non-exclusive, paid-up, worldwide license under the BMS Patent Rights and BMS Know-How, to use the BMS Assay Technology for the discovery and development of new Compounds.

         6.4 GRANT OF RIGHTS TO ABANDONED COMPOUNDS. In the event that BMS and SIBIA reach agreement on a license to SIBIA for any Compound or Product pursuant to Section 5, the





                                      10.

license grant shall, unless otherwise agreed by the parties, be worldwide, exclusive and royalty-bearing, and shall include the right to grant sublicenses, under any part of the applicable Patent Rights licensable or sublicensable by BMS, including BMS's rights in any Collaboration Patent Rights, to make, have made, use and sell the subject Compound(s) and Product(s) incorporating such Compound(s).

         6.5     SUBLICENSES.

                 (a) Any sublicenses granted pursuant to the licenses granted under this Section 6 shall contain confidentiality obligations comparable to those set forth in Section 10, and no sublicense shall relieve BMS or SIBIA of any obligation under this Agreement.

                 (b) In the event that BMS intends to grant any sublicense to a Third Party under Section 6.2, BMS shall give SIBIA prompt written notice thereof. BMS hereby grants to SIBIA the right, during the 90-day period after delivery of such notice, to negotiate with BMS for the sublicense of such rights under Section 6.2. It shall be a condition precedent to any exercise of SIBIA's first right of negotiation pursuant to this Section 6.5(b) that SIBIA shall demonstrate to BMS that it has sufficient capability (i.e., reasonably adequate and appropriate resources, experience and expertise to exercise the sublicensed rights for the purpose(s) being contemplated by BMS) to itself participate in the commercialization of the subject Product and not to do so merely by further sublicensing with Third Parties to do so in its stead (although subcontracting with third parties for whom SIBIA shall remain responsible for performance and as to which BMS is an express third party beneficiary of such third party's obligations is not precluded). If SIBIA and BMS are unable to agree upon mutually acceptable terms for any such sublicense by the end of the applicable 90-day period, BMS may grant such sublicense to a Third Party as long as the principal economic terms of such sublicense are no more favorable to such Third Party than those offered to SIBIA.

         6.6     CO-PROMOTION RIGHTS.

                 (a) In the event that BMS proposes to grant rights to any Third Party to co-promote, to co-market or to engage in similar activities with regard to any Product, SIBIA shall have the following right of first offer with respect to the grant of such rights. BMS shall notify SIBIA in writing of the principal economic and commercial terms that it proposes to offer to a Third Party or Parties. SIBIA shall have a period of 30 days from the date of such notice in which to review the terms offered and notify BMS in writing that it wishes to acquire such rights on such terms. If SIBIA provides such notice within such 30-day period, then the parties shall endeavor in good faith to enter into a definitive agreement with regard to such rights within three months of SIBIA's notice. If SIBIA does not provide notice of its wish to acquire such rights or provides notice that it is not interested in acquiring such rights on the terms presented by BMS within such 30-day period, or if the parties are unable in good faith to conclude an agreement within such three-month period following SIBIA's notice, then BMS shall be free for 12 months to grant such rights to any Third Party on principal economic terms no more favorable to the





                                      11.

Third Party than the principal economic terms offered to SIBIA. After such 12-month period, if BMS has not concluded such an agreement, then SIBIA shall again have a right of first refusal to acquire such rights pursuant to this
Section 6.6(a).

                 (b) In addition to the right of first refusal set forth in Section 6.6(a), SIBIA may, at any time on or before the submission of a NDA for a Product, make a proposal to BMS regarding SIBIA's participation in co-promotion, co-marketing or similar activities with regard to such Product. BMS shall give serious consideration to accepting SIBIA's proposal in the event that SIBIA shows the requisite capability under Section 6.6(c). If BMS accepts such proposal, then the parties shall endeavor in good faith to enter into a definitive agreement with regard to such rights on terms mutually acceptable to the parties within three months of such acceptance.

                 (c) It shall be a condition precedent to any exercise of SIBIA's rights under Section 6.6(a) or 6.6(b) with respect to a given Product, that SIBIA demonstrate to BMS, no later than the date of submission of a NDA with respect to such Product or such later time as may be mutually agreed by the parties, that it has sufficient capability (i.e., reasonably adequate and appropriate resources, experience and expertise for the indication(s) and market niche(s) being targeted) to itself participate in the co-promotion, co-marketing or similar activities with regard to such Product contemplated by
Section 6.6(a) or 6.6(b), as applicable, and not to do so merely by further sublicensing (although subcontracting with third parties for whom SIBIA shall remain responsible for performance and as to which BMS is an express third party beneficiary of such third party's obligations is not precluded) with Third Parties to do so in its stead.

         6.7     RIGHT OF FIRST NEGOTIATION.  In the event that:

         (i) any SIBIA Compound or Collaboration Compound that the Steering Committee determines does not possess sufficient activity to warrant further development for use within the Field, or

         (ii) any compound or agent identified solely by SIBIA or jointly with BMS in assays or studies specifically undertaken in furtherance of the Research reveals activity suggestive of potential as a therapeutic or prophylactic agent for diseases or disorders outside the Field (a "Non-APP Compound"), then, should SIBIA decide to license any of its rights in such Non-APP Compound), BMS shall have the following right of first negotiation with respect to SIBIA's rights in such Non-APP Compound. SIBIA shall notify BMS in writing of its intent to license its rights in any such Non-APP Compound. Within 60 days of BMS' receipt of such written notice, BMS shall notify SIBIA in writing of BMS' interest in taking a license to any such rights of SIBIA in such Non-APP Compound. If BMS does not so notify SIBIA of its interest, then SIBIA shall be under no further obligation toward BMS with respect to Non-APP Compound. If
BMS does notify SIBIA that it is interested in obtaining a license, then during the 90-day period following such notice, BMS and SIBIA shall negotiate in good faith regarding a license to SIBIA's rights in any such Non-APP Compound on terms mutually acceptable to the parties. If SIBIA and BMS are unable to agree upon mutually acceptable terms





                                      12.

                        CONFIDENTIAL TREATMENT REQUESTED

for any such grant of rights by the end of the applicable 90-day period, BMS may, prior to the end of the 90-day period, deliver to SIBIA a binding letter of intent signed by BMS. Thereafter, for a period of 12 months, SIBIA shall be free to grant such rights to a Third Party on terms that, when taken as a whole, are no less favorable to SIBIA than those contained in BMS's letter of intent. After such 12-month period, if SIBIA has not entered into a transaction with a Third Party, the parties will enter into good faith negotiations for the purpose of concluding a comprehensive agreement which incorporates the terms set forth in BMS's binding letter of intent.

         6.8 SIBIA COMMERCIALIZATION LICENSE. In the event SIBIA terminates this Agreement under Section 12.3 for a material breach by BMS of
Section 5.2, and such termination is upheld by an arbitration proceeding conducted in accordance with Section 14, then except with regard to the BMS Assay Technology which shall be subject to the license set forth in Section 6.3(b) above, SIBIA shall have the right to elect to take and, subject only to SIBIA's election to do so, BMS shall and hereby does grant to SIBIA an exclusive, worldwide license, with the right to grant sublicenses, under the BMS Patent Rights, Collaboration Patent Rights and BMS Know-How to develop, make, have made, use, offer for sale, sell and import Products. In such event, BMS shall deliver to SIBIA copies of all Confidential Information and materials relating to the BMS Patent Rights and BMS Know-How to enable SIBIA to fully utilize the license rights granted hereunder. In the event that a license is granted under this Section 6.8, SIBIA shall pay to BMS a royalty of ** on Net Sales of Products by SIBIA or its Affiliates or sublicensees on the portion of aggregate annual worldwide Net Sales up to ***********************************, and *** on the portion of such Net Sales exceeding ************. Any such license shall also incorporate provisions that shall be similar to those contained in this Agreement to the maximum practical extent with respect to credits against royalties, payments, records, audits, infringement, and indemnification. SIBIA's election to take the commercialization license provide for in this Section 6.8 shall be conclusively deemed to be an election of remedies for BMS's breach and shall preclude all claims for money damages in respect thereof.


SECTION 7        PAYMENT OBLIGATIONS

         7.1     RESEARCH FUNDING.

                 (a) BMS agrees to fund the Research at SIBIA during the Research Term in the amount of *******************. Such amount shall be payable in advance in four equal quarterly installments relating to each calendar quarter occurring during the Research Term. Payments will be made on or before January 15, April 15, July 15 and October 15 for the first, second, third and fourth calendar quarters, respectively. Any payment for a portion of a calendar quarter shall be made on a pro rata basis. The first such payment shall be made on the Effective Date. Such annual Research funding shall be increased appropriately in the event that the Steering Committee determines that the number of scientists conducting Research at SIBIA should be increased. Such annual Research funding shall also be adjusted annually during the Research Term in proportion to the percentage increase in the Biotechnology Compensation Survey Cost Index for the





                                      13.

                        CONFIDENTIAL TREATMENT REQUESTED

geographic region in which SIBIA is located for companies of comparable size as performed by Alexander & Alexander Consulting Group and Radford Associates for BIO.

                 (b) BMS agrees to fund the purchase by SIBIA of capital equipment to be used at least a majority of the time for purposes of the Collaboration and the support by SIBIA of academic collaborations that are directly related to the Collaboration in an aggregate amount of up to ********* during the Research Term. SIBIA shall notify BMS of any such capital equipment purchases or supported academic collaborations and provide written back-up or documentation as appropriate, and BMS will reimburse SIBIA for such expenditures within 30 days thereafter. SIBIA shall have title to any capital equipment funded pursuant to this Section 7.1(b). SIBIA shall grant to BMS an option to license patent rights and related technology obtained by SIBIA under any academic collaboration funded pursuant to this Section 7.1(b) on terms mutually acceptable to the parties.

         7.2 LICENSE FEE. In consideration of the rights granted by SIBIA to BMS on the date hereof, BMS shall pay SIBIA a license fee of $3,000,000 concurrently with the execution of this Agreement.

         7.3 MILESTONE PAYMENTS. Within 30 days after receipt of notice that each of the milestones set forth below has been completed for each Lead Compound which BMS has elected to take into clinical development, BMS shall pay to SIBIA the nonrefundable milestone payment set forth below:

                 (a)      ********** upon *******************************
**************************************************;

                 (b)      ********** upon ********************************
**************************************************;

                 (c)      ********** upon ********************************
************************************************************; and

                 (d)      ********** upon ********************************
******************************************************, and, in addition,
********** upon *****************************************, ********** upon
****************************************************, and ********** upon
**************************************************************************
**********.

Each milestone payment shall be made only once with respect to each marketed Product, such that only milestone payments that have not been previously paid with respect to a particular Lead Compound shall be payable if a back-up Compound is substituted for that Lead Compound.

         7.4     ROYALTIES.





                                      14.

                        CONFIDENTIAL TREATMENT REQUESTED

                 (a) BMS shall pay to SIBIA the following royalty on Net Sales of each Product incorporating any SIBIA Compound or Collaboration Compound and sold by BMS or its Affiliates or sublicensees:

                          (i)    ** of Net Sales on the portion of aggregate
annual worldwide Net Sales up to ************; and

                          (ii)    *** of Net Sales on the portion of aggregate
annual worldwide Net Sales exceeding ************.

Royalties payable by BMS to SIBIA under this Section 7.4(a) shall be reduced to ******** of the royalties set forth above on a country-by-country basis (A) during the last five years of the Royalty Term, or (B) if the Product upon which a royalty is payable under this Section 7.4(a) is marketed by a Third Party and such Third Party sales represent a market share for such Product in such country of more than **; provided, however, that in no event will the royalties payable under clauses (i) and (ii) of this Section 7.4(a) with respect to a Product be reduced to an amount less than ** and **, respectively.

                 (b) BMS shall pay to SIBIA a royalty equal to ** of Net Sales of each Product based on or incorporating any BMS Compound and sold by BMS or its Affiliates or sublicensees.

                 (c) Royalties for sales of any Product in any given country shall be paid for a period equal to the Royalty Term for such Product in such country.

         7.5 CREDIT FOR THIRD PARTY ROYALTIES. In the event that a party obligated to pay royalties under this Agreement must make royalty payments under a license from a Third Party in respect of any patents that are necessary to make, have made, use or sell a Product, then such party may reduce the royalty otherwise owing on Net Sales of such Product by *** of the amount paid as a royalty to such Third Party, but in no event shall the royalty payable hereunder with respect to such Product be reduced by more than *** of the royalty otherwise payable under the applicable provision of this Agreement during any quarter; provided, however, where the royalty payable to such Third Party is not tied specifically to Net Sales of such Product, the allocation of such royalties payable by such party to such Third Party will be determined in an equitable manner. If the parties cannot mutually agree upon same within 90 days after either party serves written notice on the other as to same, the dispute shall be determined by binding arbitration in accordance with this Agreement.

         7.6 EQUITY INVESTMENT. Concurrent with BMS' execution of this Agreement, BMS shall enter into a Stock Purchase Agreement in the form attached hereto as Exhibit B.





                                      15.

SECTION 8        PAYMENT; RECORDS; AUDITS

         8.1 PAYMENT; REPORTS. All royalty payments due to either party under this Agreement shall be paid within 60 days of the end of each calendar quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales of Products (or of Abandoned Products) in sufficient detail to permit confirmation of the accuracy of the royalty payment made.

         8.2 EXCHANGE RATE; MANNER AND PLACE OF PAYMENT. Royalty payments and reports due pursuant to this Agreement shall be calculated and reported for each calendar quarter. Exchange conversion of foreign payments into U.S. Dollars shall be made as necessary at the rate of exchange reported in The Wall Street Journal on the fourth banking day preceding the end of the applicable royalty period or, for payments other than royalty payments, the fourth banking day preceding the date of payment. All payments owed under this Agreement shall be made by wire transfer, unless otherwise specified by the receiving party.

         8.3 LATE PAYMENTS. In the event that any payment, including royalty, milestone and research payments, due hereunder is not made when due, the payment shall accrue interest from the date due at the rate of 1.5% per month; provided that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit any party from exercising any other rights it may have as a consequence of the lateness of any payment.

         8.4 RECORDS AND AUDIT. During the term of this Agreement and for a period of two years thereafter, the parties shall each keep complete and accurate records pertaining to the development of Compounds and sale or other disposition of Products (or abandoned Products) in sufficient detail to permit the other party to confirm the accuracy of all payments due hereunder. Each party shall have the right to cause an independent, certified public accountant to audit such records to confirm the other party's Net Sales and royalty and other payments for the preceding year. Such audits may be exercised during normal business hours once a year upon notice to such other party. The party requesting the audit shall bear the full cost of such audit unless such audit discloses a variance of more than 5% from the amount of the Net Sales, royalties or other payments due under this Agreement. In such case, the audited party shall bear the full cost of such audit. The terms of this
Section 8.4 shall survive any termination or expiration of this Agreement for a period of two years.

         8.5 TAXES. All turnover and other taxes levied on account of the royalties and other payments accruing to each party under this Agreement shall be paid by the party receiving such royalty or other payment for its own account, including taxes levied thereon as income to the receiving party. If provision is made in law or regulation for withholding, such tax shall be deducted from the royalty or other payment made by the party making such payment to the proper taxing authority and a receipt of payment of the tax secured and promptly delivered to the party entitled to the royalty. Each party agrees to assist the other party in claiming exemption from





                                      16.

such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force.


SECTION 9        PATENT RIGHTS AND INFRINGEMENT

         9.1 PATENTABLE INVENTIONS. BMS shall own all Inventions made solely by its employees and agents, and all patent applications and patents claiming such Inventions. SIBIA shall own all Inventions made solely by its employees and agents, and all patent applications and patents claiming such Inventions. All Inventions made jointly by employees or agents of BMS and employees or agents of SIBIA shall be owned jointly by BMS and SIBIA.

         9.2     PROSECUTION AND MAINTENANCE OF PATENT RIGHTS.

                 (a) It is the intention of the parties to secure broad patent protection for Inventions. In the event such an Invention is conceived by either party, the inventing party shall promptly notify the other party, and the parties shall discuss such Invention and the desirability of filing patent applications covering such Invention. The inventing party shall have the first right to prosecute such patents, at its own expense, but such party shall consider in good faith the requests and suggestions of the other party with respect to strategies for filing and prosecuting such patent applications. The inventing party shall keep the other party informed of progress with regard to the filing, prosecution, maintenance, enforcement and defense of patents and patent applications subject to this Section 9.2(a). If the inventing party decides not to pursue protection for any such Invention in any particular country, it shall give the other party reasonable notice to this effect. After that notice, the other party may, at its expense, file, prosecute and maintain a patent application or patent covering such Invention in such country and shall own such patent applications or patents, subject to the licenses granted in Section 6. In such case, the inventing party shall also assign its rights in such patent applications or patents to the other party as necessary to convey ownership to the other party.

                 (b) BMS shall have the first right to prosecute patents for Inventions owned jointly by BMS and SIBIA, at its own expense, but BMS shall consider in good faith the requests and suggestions of SIBIA with respect to strategies for filing and prosecuting such patent applications. BMS shall keep SIBIA informed of progress with regard to the filing, prosecution, maintenance, enforcement and defense of patents and patent applications subject to this Section 9.2(b). If BMS decides not to pursue protection for any such Invention in any particular country, it shall give SIBIA reasonable notice to this effect. After that notice, SIBIA may, at its expense, file, prosecute and maintain a patent application or patent covering such Invention in such country and shall own such patent applications or patents, subject to the licenses granted in Section 6.

         9.3 INFRINGEMENT BY THIRD PARTIES. BMS and SIBIA shall promptly notify the other in writing of any alleged or threatened infringement of any patent included in the BMS Patent Rights, SIBIA Patent Rights or Collaboration Patent Rights in the Field of which they become





                                      17.

                       CONFIDENTIAL TREATMENT REQUESTED

aware. Both parties shall use their best efforts in cooperating with each other to terminate such infringement without litigation. BMS shall have the first right to bring and control any action or proceeding with respect to such infringement at its own expense and by counsel of its own choice, and SIBIA shall have the right, at its own expense, to be represented in any action involving any SIBIA Patent Rights or Collaboration Patent Rights by counsel of its own choice. If BMS fails to bring an action or proceeding within (i) 90 days following the notice of alleged infringement or (ii) 10 days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, SIBIA shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and BMS shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any patent infringement litigation under this Section 9.3 in a manner that diminishes the rights or interests of the other party without the consent of such other party. Except as otherwise agreed to by the parties as part of a cost sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation expenses of BMS and SIBIA, shall belong to the party who brought the action and shall be treated as Net Sales for purposes of the royalty provisions of this Agreement.

         9.4 INFRINGEMENT OF THIRD PARTY RIGHTS. BMS and SIBIA shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the parties in the Field infringes or may infringe the intellectual property rights of such Third Party. BMS shall have the first right to control any defense of such claim at its own expense and by counsel of its own choice, and SIBIA shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In the event that BMS defends any claim based upon an allegation regarding SIBIA Patent Rights, BMS will be entitled to offset up to *** of the reasonable costs and expenses (including professional fees) incurred by it in connection with any such defense against any royalties it would otherwise owe to SIBIA hereunder, up to a maximum of *** of the royalties it would otherwise owe to SIBIA during any quarter. If BMS fails to proceed in a timely fashion with regard to such defense, SIBIA shall have the right to control any such defense of such claim at its own expense and by counsel of its own choice, and BMS shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Neither party shall have the right to settle any patent infringement litigation under this Section 9.4 in a manner that diminishes the rights or interests of the other party without the consent of such other party.

         9.5 INFRINGEMENT OUTSIDE THE FIELD. If either party becomes aware of any alleged or threatened infringement of any patent included in the BMS Patent Rights, SIBIA Patent Rights or Collaboration Patent Rights outside the Field, it shall promptly notify the other in writing, and the parties shall discuss a strategy for responding to such alleged or threatened infringement. In the absence of agreement between the parties, each party may take such action as it deems to be in its best interests.





                                      18.

SECTION 10       CONFIDENTIALITY

         10.1 NONDISCLOSURE. During the term of this Agreement and for a period of five years after termination thereof, each party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any Third Party or use any Confidential Information for any purpose except as expressly authorized by this Agreement, except as provided in Section 10.3. Each party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

         10.2 EXCEPTIONS. Confidential Information shall not include any information which the receiving party can prove by competent evidence:

                 (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

                 (b) is known by the receiving party at the time of receiving such information, as evidenced by its records;

                 (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure;

                 (d) is independently developed by the receiving party without the aid, application or use of Confidential Information; or

                 (e) is the subject of a written permission to disclose provided by the disclosing party.

         10.3 FINANCIAL TERMS. The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms as are required to be disclosed in its financial statements or under strictures of confidentiality to bona fide potential sublicensees. Either party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any potential acquiror, merger partner or other bona fide potential strategic partner.

         10.4 PUBLICATIONS. Each party to this Agreement recognizes that the publication of papers regarding results of Research hereunder and other information resulting from the Collaboration, including oral presentations and abstracts, may be beneficial to both parties provided such publications are subject to reasonable controls to protect Confidential Information.





                                      19.

In particular, it is the intent of the parties to maintain the confidentiality of any Confidential Information included in any foreign patent application until such foreign patent application has been published. Accordingly, each party shall have the right to review and approve any paper proposed for publication by the other party, including oral presentations and abstracts, which utilizes data generated from the Collaboration and/or includes Confidential Information of the other party. Before any such paper is submitted for publication, the party proposing publication shall deliver a complete copy to the other party at least 45 days prior to submitting the paper to a publisher. The receiving party shall review any such paper and give its comments to the publishing party within 30 days of the delivery of such paper to the receiving party. With respect to oral presentation materials and abstracts, the parties shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing party with appropriate comments, if any, but in no event later than 30 days from the date of delivery to the receiving party. The publishing party shall comply with the other party's request to delete references to such other party's Confidential Information in any such paper and agrees to withhold publication of same for an additional 90 days in order to permit the parties to obtain patent protection, if either of the parties deem it necessary, in accordance with the terms of this Agreement.


SECTION 11       REPRESENTATIONS, WARRANTIES AND COVENANTS

         11.1 CORPORATE POWER. Each party hereby represents and warrants that such party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

         11.2 DUE AUTHORIZATION. Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

         11.3 BINDING AGREEMENT. Each party hereby represents and warrants that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

         11.4 DISCLAIMER OF WARRANTIES. The parties understand that the Research will involve technologies that have not been approved by any regulatory authority and that neither party guarantees the safety or usefulness of any SIBIA Compound, BMS Compound, Collaboration Compound, Lead Compound or Product. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.





                                      20.

         11.5 MUTUAL INDEMNIFICATION. Each party hereby agrees to save, defend and hold the other party and its officers, directors, employees, consultants and agents harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and losses, including reasonable legal expense and attorneys' fees ("Losses") resulting directly or indirectly from the manufacture, development, use, handling, storage, sale or other disposition of chemical agents, Compounds or Products by such party, its Affiliates or sublicensees except to the extent such Losses result from the gross negligence of the party claiming a right of indemnification under this Section 11.5. In the event either party seeks indemnification under this Section 11.5, it shall inform the other party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the other party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the other party) in the defense of the claim.


SECTION 12       TERM AND TERMINATION

         12.1 TERM. The term of this Agreement will begin on the Effective Date and terminate at the end of the Royalty Term unless terminated earlier in accordance with the provisions of Section 12.2 or 12.3.

         12.2 TERMINATION BY MUTUAL AGREEMENT. The parties may at any time terminate this Agreement by written agreement executed by both SIBIA and BMS.

         12.3 TERMINATION FOR CAUSE. Either party may terminate this Agreement upon 60 days' written notice upon the occurrence of any of the following:

                 (a) Upon or after the bankruptcy, insolvency, dissolution or winding up of the other party (other than dissolution or winding up for the purposes of reconstruction or amalgamation); or

                 (b) Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within the 60-day period following written notice of termination by the other party.

         12.4 TERMINATION UPON ACQUISITION. Either party may terminate this Agreement prior to the end of the Research Term upon 30 days written notice in the event that the other party is acquired (whether through merger, sale of stock representing 50% or more of the outstanding voting stock of that party, sale of all or substantially all of that party's assets or otherwise) by any Third Party (or by an entity that is a party to a collaboration agreement in the Field with a Third Party), which Third Party is, in the good faith determination of the party not being acquired, a substantial competitor of that party in the Field.





                                      21.

         12.5    EFFECT OF EXPIRATION OR TERMINATION.

                 (a) Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The obligations and rights of the parties under Sections 6.2 and 6.3(a) (if applicable under Section 12.5(c)), Sections 6.3(b) and 6.8 (if applicable under Section 12.5(d)) and Sections 6.4, 10, 11.4, 11.5, 12.5, 14 and 15 shall survive termination or expiration of this Agreement.

                 (b) In the event that the parties terminate this Agreement under Section 12.2, the document effecting such termination shall specify the continuation or termination of any license rights granted hereunder. In the event that BMS terminates this Agreement under Section 12.4, all licenses granted hereunder (except those granted under Sections 6.3 and 6.4) shall terminate forthwith. In the event that SIBIA terminates this Agreement under Section 12.4, all licenses granted hereunder (except those granted under Sections 6.2 and 6.3) shall terminate forthwith.

                 (c)      In the event that BMS terminates this Agreement under
Section 12.3, without limiting any remedies otherwise available to BMS, (i) all licenses granted by BMS to SIBIA hereunder shall terminate and revert to BMS,
(ii) the licenses set forth in Sections 6.2 and 6.3(a) shall continue, and
(iii) SIBIA shall return to BMS all Confidential Information of BMS. The royalties owed by BMS to SIBIA shall be as set forth in Section 7.4.

                 (d) In the event that SIBIA terminates this Agreement under Section 12.3, without limiting any remedies otherwise available to SIBIA (except as expressly set forth in Section 6.8), (i) all licenses granted by SIBIA to BMS hereunder shall terminate and revert to SIBIA, (ii) if BMS's breach occasioning termination was of Section 5.2, SIBIA shall have the right to develop and commercialize Products in the Field pursuant to Section 6.8 hereof, and (iii) BMS shall return to SIBIA all Confidential Information of SIBIA.


SECTION 13       PUBLICITY

         13.1 PUBLICITY REVIEW. BMS and SIBIA will jointly discuss and agree, based on the principles of Section 13.2, on any statement to the public regarding the execution and the subject matter of this Agreement, the Research to be conducted by the parties under this Agreement, or any other aspect of this Agreement, except with respect to disclosures required by law or regulation. Promptly following the Effective Date, the Parties shall issue a mutually acceptable press release.

         13.2    STANDARDS.  In the discussion and agreement referred to in
Section 13.1, the principles observed by BMS and SIBIA will be accuracy, the requirements for confidentiality under Section 10, the advantage a competitor of BMS or SIBIA may gain from any public or Third Party statements under
Section 13.1, the requirements of disclosure under any securities





                                      22.

laws or regulations of the United States, including those associated with public offerings, and the standards and customs in the pharmaceutical industry for such disclosures by companies comparable to BMS and SIBIA.


SECTION 14       DISPUTE RESOLUTION

         14.1 DISPUTES. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder or thereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the parties agree to follow the procedures set forth in this Section 14 if and when a dispute arises under this Agreement between the parties or among the Steering Committee.

         14.2 DISPUTE RESOLUTION PROCEDURES. If the parties or the Steering Committee cannot resolve the dispute within 20 days of formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated below or their successors, for attempted resolution by good faith negotiations within 30 days after such notice is received. The designated officer of BMS shall have the tie-breaking vote with respect to the matters described in Section 3.1, excluding the matters described in subsection (d) of Section 3.1. Said designated officers are as follows:

         For BMS: President of the Pharmaceutical Research Institute with regard to scientific and technical issues; President of the
                            Pharmaceutical Group with regard to all other matters

         For SIBIA:         Chief Executive Officer

         Any such dispute arising out of or relating to this Agreement which is not resolved between the parties or the Steering Committee or the designated officers of the parties pursuant to the foregoing shall be resolved by final and binding arbitration conducted in San Diego County, California under the then current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"); provided, however, that depositions shall be permitted as follows: each party may take no more than five depositions with a maximum of five hours of examination time per deposition, and each such deposition shall take place in the facilities of the party being deposed, unless otherwise agreed by the parties. The arbitration shall be conducted by one arbitrator who is knowledgeable in the subject matter which is at issue in the dispute and who is selected by mutual agreement of the parties or, failing such agreement, shall be selected according to the AAA rules. In conducting the arbitration, the arbitrator shall apply the California Evidence Code, and shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property. The arbitrator shall also be able to award actual, general or





                                      23.

consequential damages, but shall not award any other form of damage (e.g., punitive or exemplary damages). The parties shall share equally the arbitrator's fees and expenses pending the resolution of the arbitration unless the arbitrator, pursuant to its right but not its obligations, requires the non-prevailing party to bear all or any portion of the costs of the prevailing party. The decision of the arbitrator shall be final and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party.


SECTION 15       MISCELLANEOUS

         15.1    ASSIGNMENT.

                 (a) Notwithstanding any provision of this Agreement to the contrary, either party may assign any of its rights or obligations under this Agreement in any country to any Affiliates; provided, however, that such assignment shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement.

                 (b) Either party may also assign its rights or obligations under this Agreement in connection with the sale of all or substantially all of its assets subject to Section 12.4, or may otherwise assign its rights or obligations under this Agreement with the prior written consent of the other party. Subject to Section 12.4, this Agreement shall survive any merger of either party with or into another party and no consent for a merger or similar reorganization shall be required hereunder; provided, that in the event of such merger or in the event of a sale of all assets, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

                 (c) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

         15.2 FORCE MAJEURE. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure.

         15.3 PAYMENT IN U.S. DOLLARS. All payments due to either party under this Agreement shall be paid in U.S. Dollars.

         15.4 RETAINED RIGHTS. Nothing in this Agreement shall limit in any respect the right of either party to conduct research and development with respect to and market products outside the Field using such party's technology including Know-How and Patent Rights.





                                      24.

         15.5 NOTICES. Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in writing, in English, and shall be made by prepaid air mail with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation.
Notices shall be sent:


If to BMS, to:      Bristol-Myers Squibb  Company
                    P.O. Box 4000
                    Route 206 & Province Line Road
                    Princeton, NJ 08543-4000
                    Attention:  Vice President & Senior Counsel,
                    Pharmaceutical Research Institute
                    and Worldwide Strategic Business Planning.

If to SIBIA, to:    SIBIA, Inc.
                    505 Coast Blvd. South, Suite 300
                    La Jolla, CA  92037-4641
                    Attention:  President and CEO

Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by mail, facsimile or cable shall be effective upon receipt and notices given by hand shall be effective when delivered.

         15.6 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed within such state.

         15.7 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

         15.8 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (a) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.





                                      25.

         15.9 INDEPENDENT CONTRACTORS. It is expressly agreed that SIBIA and BMS shall be independent contractors and that the relationship between the two parties shall not constitute a partnership or agency of any kind. Neither SIBIA nor BMS shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the party to do so.

         15.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.11 ENTIRE AGREEMENT. This Agreement and the Stock Purchase Agreement between the parties of even date herewith set forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto and supersede and terminate all prior agreements and understanding between the parties. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals by their proper officers as of the date and year first above written.

BRISTOL-MYERS SQUIBB COMPANY           THE SALK INSTITUTE
                                       BIOTECHNOLOGY/INDUSTRIAL
                                       ASSOCIATES, INC.

By:  /s/ MARILYN HARTIG                By:  /s/ WILLIAM T. COMER
    -----------------------------         ----------------------------------
Title:  Vice President                          William T. Comer, Ph.D.
      ---------------------------               President and Chief
                                                Executive Officer




                                 SIGNATURE PAGE

                        CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT A

                        JOINT SIBIA-BRISTOL-MYERS SQUIBB
                   APP PROCESSING MODULATOR RESEARCH PROGRAM

I.       SIBIA

         A.      ***********************************************************
                 *********
                 **       **************************************************
                          **********
                 **       ***********************************

         B.      ***********************************************************
                 *******
                 **       *******
                 **       ***********************
                 **       ******

         C.      **********************************************************
                 **       ********************************************
                 **       ************************
                 **       *********************************
                 **       ************************************************
                          ************************

         D.      **********************************
                 **       **************************************************
                          **********************************

II.      BRISTOL-MYERS SQUIBB

         A.      **********************************************************
                 ***********
                 **       **************
                 **       ****************

         B.      ******************************************************
                 **       **************
                 **       ****************

         C.      ********************
                 **       ************************************************
                          *****************
                 **       *************************************************
                 **       ************************************

         D.      *****************************************************

                                   EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                        CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE I.



BMS COMPOUNDS INCLUDE THE FOLLOWING:

****** ******** ******** ******** ******** **************** ***** *******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ******
****** ****** ****** ****** *** ************** ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
******* ******* ******* ******* ******* ******* ******* ******* ******* *******
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******* ******* ******* ******* ******* ******* ******* ******* ******* *******
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
                        CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE II

                                SIBIA COMPOUNDS



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